EXHIBIT 99.1

Think Equity Partners Growth Conference

September 13, 2005

R. Andrew Eckert, CEO

Safe Harbor

Information in this presentation contains forward-looking statements. These statements represent SumTotal Systems’ expectations or beliefs concerning future events and include statements, among others, regarding SumTotal Systems’ new products; financial guidance regarding revenue, net loss, continued growth in deferred revenue balance and pipeline; the proposed acquisition of Pathlore Software Corporation; the potential benefits of the proposed acquisition of Pathlore, including ability to reach revenue scale and profitability and to drive innovation and customer satisfaction; plans to finance the proposed acquisition, in part, by securing a new senior credit facility; extension of SumTotal Systems’ position as the application of choice among leading HRO providers; and the company’s product leadership. These statements are not historical facts or guarantees of future performance or events, and are based on current expectations, estimates, beliefs, assumptions, goals and objectives, and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. You are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to (i) failure to consummate the proposed acquisition of Pathlore; (ii) failure to secure a new credit facility for the amount expected or on reasonable terms; (iii) failure to successfully integrate the Pathlore business or to realize potential synergies; (iv) even though the Company was successful in filing its Forms 10-K and 10-Q by the NASDAQ extension date of August 1, the Company still may not be able to comply with the NASDAQ listing requirements and may be subject to delisting; (v) failure to comply with Section 404 in the future; (vi) SumTotal Systems’ limited operating history, and its, along with its predecessor companies, history of losses; (vii) delay in securing or failure to secure a new independent registered public accounting firm; and (viii) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange Commission, including the Annual Report filed on Form 10-K and quarterly report filed on Form 10-Q on August 1, 2005, and Form 8-Ks, including without limitation the Company’s Form 8-K filed on August 3, 2005 regarding the proposed acquisition of Pathlore. SumTotal Systems assumes no obligation to update the information in this presentation or in any discussions held today.

SumTotal Background

- The largest provider of learning and business performance technologies and services
- NASDAQ: SUMT
- Headquartered in Mountain View, CA
  - 475+ employees & offices in US, Europe, Asia, Australia and India
- More than 600 enterprise customers
  - ~40% Global 100, ~45% Fortune 100
  - 12 million users in 37 countries
- Accretive acquisition of Pathlore to further leadership position
  - 1500 combined customers and 17 million users
- Solid financial position
  - Cash flow positive
  - $35+ million in cash
  - $65+ million in annual revenue

"SumTotal is now the largest independent provider of learning technology platforms and has the financial viability and product strength to create market leadership. As e-learning becomes a mainstream solution for organizations around the world, buyers will look to SumTotal as a safe buy for proven solutions which drive business impact from learning."

- Josh Bersin,
Principal
Bersin & Associates

SumTotal

Page 3 - September 15, 2005 - PROPRIETARY AND CONFIDENTIAL

Core LMS Market is Gaining Momentum

US Only Corporate LMS Market Forecast

($, millions)

CAGR over 16%

$750

$250

2007

2006

2005

2004

2003

2008

Source: IDC, Bersin & Associates; 2004

Growth and Opportunity Still in Early Phase

Percent Mix

80

70

60

50

40

30

20

10

0

Classroom

Learning Technologies

2004

2003

2002

2001

2000

1999

Source: IDC & SumTotal Estimates

U.S. only

Building Business Momentum

SumTotal Recent Customer Wins

Defense Ammunition Center

Learning and Related Technologies Are Now Mission Critical Applications

“The SumTotal solution is the #2 most used application in our company [behind Lotus Notes], and one of the top 3 strategic applications in our company.”

- Ford Calhoun

CIO, GlaxoSmithKline

SumTotal Business Focus

1. Customer & Channel Education

2. Product Launch & Sales Effectiveness

3. Compliance & Certification

4. Corporate University

5. ERP Rollout

Industry Solutions Leadership

Financial Services

Energy & Resources

High Tech & Telco

Life Sciences

Retail

Manufacturing

Customer & Channel Education

Product Launch & Sales Effectiveness

Compliance & Certification

Corporate University

ERP Rollout

Customer Results

30% reduction in cost per training hour

33% gain in revenue per agent

200% increase in 401(k) enrollments

10X increase in ‘Year 1’ product market share

50% reduction in time to sales readiness

Broad Product Suite Built Around Core Learning Management System (LMS)

- SumTotal Enterprise Suite 7.0
  - **TotalLMS™** learning management system
  - **TotalLCMS™** learning content management system
  - **ToolBook 2004™** desktop authoring and instructional design
  - **TotalVCS™** integration with leading tools for live training
  - **TotalPerformance™** performance management application
  - **TotalAccess™** offline/mobile learning application
  - **TotalInformation™** info management application
  - **TotalCollaboration™** collaboration portal
  - **TotalDashboard™** predictive analytics application

Page 10 - September 15, 2005 - PROPRIETARY AND CONFIDENTIAL

SumTotal

Industry Leading Alliances and Channels

Systems Integrators

Technology

Content

Human Resource

Outsourcing

SumTotal Competitive Position

Financial

>1.5X Revenue

>2X Cash

Experience

3X Customer Base

2X Strategic Partners

Innovation

2X R&D Resources

Service and Support

2X Services Resources

“Years from now I think we’ll look back and view the birth of SumTotal as a seminal event in our industry; it signals the official end of the e-learning hype cycle, and the birth of a new era where the focus is on the use of learning technology for bottom-line results.”

- Kevin Kruse

Founder, e-Learningguru.com

All figures are approximate

Pathlore Acquisition

Most widely adopted learning management solution

Founded in 1995; Privately held

Headquarters: Columbus, Ohio

150 employees & offices in US, Australia, and UK

Over 1,000 customers

Recognized by Gartner and Meta as an ‘industry leader’

Profitable, solid financial structure

$23.9 million in 2004 revenue; $14.6 million in first half of 2005

$1.5 million cash flow from operations in 2004

Expect to Close in Q4 2005

“Pathlore acquired DK Systems in September [2004], making [it] the largest standalone learning infrastructure provider from the standpoint of number of customers served (i.e., more than 1,000). This surpasses [SumTotal’s] 600 clients.”

-IDC, November 2004

Momentum at Pathlore

Pathlore Recent Customer Wins

Arizona Department of Transportation

Centers for Medicare, Medicaid Services

Complementary Verticals and Markets

SumTotal Systems

Pharmaceutical

7 out of the top 10 Pharmaceuticals

Federal Government

Defense Acquisition University, Defense Ammunition Center, US Coast Guard, US Army

UK Ministry of Defence, Italian Post Office, French National Rail, German Unemployment Agency

Global Enterprises

Pathlore

Healthcare

Over 100 hospital systems and healthcare organizations

State and Local Government

Over 200 State, Local, and County agencies

Agencies in 38 out of the 50 United States

Enterprises and Mid-market

Source: Company Press Releases; Company Analysis; Bersin & Associates

Strengthens Industry Leadership

SumTotal Systems

2005

Source: Bersin & Associates, Learning Management Systems 2004

Note: DK Systems acquired by Pathlore in July 2004

Forecasted LMS Market Share by Revenue

25%

20%

15%

10%

5%

0%

SAP

Oracle

GeoLearning

Plateau

SABA

SUMT + Pathlore

Source: Bersin & Associates; Company Analysis

Top vendors

Broad Reach Has Created a Unique Customer Asset

Licensed Users (millions)

18

16

14

12

10

8

6

4

2

0

SEBL

SAS

SABA

SUMT + Pathlore

Sales

Force.com

Source: Company Press Releases; Company Analysis

Quarterly Revenue Trend (Non-GAAP)

$ Millions

25

20

19.5

17.0

16.1

16.0

16.2

15

13.8

10

5

0

Q1’05

Q4’04

Q3’04

Q2’04

Q1’04

Q2’05

*The company uses non-GAAP financial data to provide greater visibility on certain financial metrics. Non-GAAP numbers include the results of both Docent and Click2learn and exclude GAAP adjustments associated with Docent’s acquisition by Click2learn.

Net Income/(Loss) (Non-GAAP)


$ Millions
1
0
-1
-2
-3
-4
-5
-6
-7
(6.4)
(0.5)
0.1
0.2
(1.0)
(2.6)
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05
Q2'05

Sarbanes- Oxley Expense	$0.1m	$0.4m	$0. 3m	$0.8m	$1.2m

Page 20 - September 15, 2005 - PROPRIETARY AND CONFIDENTIAL

SumTotal

Balance Sheet

($000’s)

Q205

Q404

Q204

$36,734

$34,718

$37,119

Cash & Equivalents

19,099

12,191

Accts Receivable, net

15,880

1,781

1,988

Prepaids

1,771

2,472

2,892

PP&E, net

2,755

38,290

40,288

Intangible & Other Assets

36,961

$94,101

$96,360

$94,478

Total Assets

3,334

2,449

Accounts Payable

2,685

8,551

7,341

Accrued Liabilities

7,690

506

1,018

Restructuring Accrual

144

15,690

12,432

Deferred Revenues

19,684

30,203

28,081

23,240

Total Liabilities

$68,279

$71,238

Total Stockholders Equity

$63,898

$96,360

$94,478

Total Liabilities & Equity

$94,101

SumTotal Summary

Sizable and growing market; Very early in enterprise adoption cycle

Dominant market leader with large installed base

Accretive acquisition to further leadership position

Over $100 million in expected annual revenue post-acquisition

Approximately $10 million in expected annual cash flow

Expanded footprint with over 1,500 customers worldwide

Key partner / distribution relationships

Strong balance sheet

Deep and stable management team